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INTEL CORPORATION

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intel® INTEL CORPORATION ATTN: INVESTOR RELATIONS 2200 MISSION COLLEGE BLVD. SANTA CLARA, CA 95054 D36274-P52733-Z79455 Your Vote Counts! INTEL CORPORATION 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET. For shares held in a Plan, vote by May 10, 2021 11:59 PM ET. You invested in INTEL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholders’ meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of proxy materials by requesting prior to April 29, 2021. If you would like to request a paper or email copy of the proxy materials or materials for future stockholders’ meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 13, 2021 8:30 a.m. PT Virtually at: www.virtualshareholdermeeting.com/Intel21 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Patrick P. Gelsinger For 1b. James J. Goetz For 1c. Alyssa Henry For 1d. Omar Ishrak For 1e. Risa Lavizzo-Mourey For 1f. Tsu-Jae King Liu For 1g. Gregory D. Smith For 1h. Dion J. Weisler For 1i. Frank D. Yeary For 2. Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2021. For 3. Advisory vote to approve executive compensation of our listed officers. For 4. Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented at the meeting. Against 5. Stockholder proposal requesting a report on median pay gaps across race and gender, if properly presented at the meeting. Against 6. Stockholder proposal requesting a report on whether written policies or unwritten norms at the company reinforce racism in company culture, if properly presented at the meeting. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D36275-P52733-Z79455

This week Intel published its 2020 Annual Report and 2021 Proxy Statement in preparation for the company’s 2021 Annual Stockholders’ Meeting.

100% virtual

This year’s meeting will take place on May 13, 2021 at 8:30 a.m. Pacific Time and will be hosted virtually. Here’s how you can attend.

Summary of proxy proposals

All Intel stockholders as of the record date (March 19, 2021), including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.	Elect the 9 nominees to the Board of Directors named in the proxy statement. (See Proxy page 16 for details. Intel’s Board recommends a vote “FOR” each nominee)

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2021 (See Proxy page 60 for details. Intel’s Board recommends a vote “FOR.”)

3.	Advisory vote to approve executive compensation of our listed officers (See Proxy page 64 for details. Intel’s Board recommends a vote “FOR.”)

4.	Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented at the meeting (See Proxy page 108 for details. Intel’s Board recommends a vote “AGAINST.”)

5.	Stockholder proposal requesting a report on median pay gaps across race and gender, if properly presented at the meeting (See Proxy page 111 for details. Intel’s Board recommends a vote “AGAINST.”)

6.

Stockholder proposal requesting a report on whether written policies or unwritten norms at the company reinforce racism in company culture, if properly presented at the meeting (See Proxy page 114 for details. Intel’s Board recommends a vote “AGAINST.”)

Additional proxy information

For questions related to material in the Proxy Statement, Intel’s responses will be limited to content in the Proxy Statement itself to adhere to U.S. Securities Exchange Commission rules. Jump to the following sections of the Proxy:

•	Letter from Your Chairman

•	Board of Directors Matters

•	Corporate Governance Matters

•	Audit Committee Matters

•	Listed Officer Compensation Matters

•	Additional Compensation Matters

•	Stockholder Proposals

•	Additional Meeting Information

•	Other Matters

Understanding the voting process

Starting today, you’ll receive voting information along with the 2021 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information are delivered by email or U.S. mail, according to your instructions. This information outlines the voting deadlines and explains how to submit your votes. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

More information

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote and includes information on how to vote.

Intel has approximately three million stockholders. Most stockholders vote on the proposals before the meeting. For each share of stock owned, stockholders get:

•	One vote for each of the directors being elected. There are 9 directors nominated in 2021, so you’ll get 9 votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.

Questions?

For questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations for assistance.